UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 2, 2013

AEGEA, INC.
 (Exact name of registrant as specified in its charter)

Colorado	0-53377
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

772 U.S. Highway One, Suite 200, North Palm Beach, FL	33408
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code   (561) 287-5422

Forever Valuable Collectibles, Inc., 535 16th Street, Suite 820, Denver, CO 80202
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
Item 8.01 Other Events.

On August 2, 2013, AEGEA launched its new website www.aegea.com.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AEGEA, INC
Date: August 2, 2013
	By:	/s/ Keith Duffy
Keith Duffy, Chief Executive Officer